UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of Earliest Event Reported):
                                January 13, 2005

                             clickNsettle.com, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     0-21419                  25-2753988
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)

                             1010 Northern Boulevard
                           Great Neck, New York 11021

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (516) 829-4343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       Index to Current Report on Form 8-K
                            of clickNsettle.com, Inc.
                                January 13, 2005

Item                                                                        Page
----                                                                        ----

Item 2.01    Completion of Disposition of Assets                               3

Item 5.02    Departure of Directors                                            3

Item 9.01    Pro Forma Financial Information                                   3

             Signatures                                                       10

Item 2.01 Completion of Disposition of Assets

On January 13, 2005, clickNsettle.com, Inc. (the "Company") completed the sale of its dispute resolution business (the "Sale") to National Arbitration & Mediation, Inc., a company affiliated with its Chief Executive Officer, Roy Israel, pursuant to which the buyer acquired the assets and assumed all of the current and future liabilities and obligations of the Company's dispute resolution business. Such transaction occurred after the Company conducted its annual shareholders' meeting, whereby the shareholders approved the transaction. Currently, the Company is actively searching for a new operating business to acquire. At this time, the Company has no operating business and has not entered into any agreement for a business acquisition. There can be no assurance that it will find a suitable business.

Item 5.02 Departure of Directors

On January 13, 2005, after the sale of the Company's alternative dispute resolution business, the Board decided that it would be prudent to reduce the size of the board from seven to five as the Company no longer had an operating business. Concurrent with that decision, two directors who also function as hearing officers for the alternative dispute resolution business, resigned from the Board, effective that day. The resigning directors were as follows: Hon. Anthony J. Mercorella, Director and Chairperson of the Compensation Committee, and Hon. Robert M. Silverson, Jr., Director and member of the Audit Committee and Compensation Committee. As a result of the smaller board and the fact that the Company does not currently have any operations, the Board has suspended the Audit Committee and Compensation Committee and the entire Board will take over such functions. Director Kenneth Geraghty will continue to serve as the audit committee financial expert.

Item 9.01 Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial information of the Company is based on and should be read in conjunction with the historical financial statements and notes thereto appearing in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 and the unaudited consolidated financial statements filed in the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004. The Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004 reflects the financial position of the Company after giving effect to the Sale and assumes that such transaction was consummated as of September 30, 2004. The Pro Forma Condensed Consolidated Statements of Operations for the quarter ended September 30, 2004 and the years ended June 30, 2004 and June 30, 2003 present the operating results of the Company assuming the existing operations of the Company have been sold and include estimated ongoing results of the Company thereafter as a company with no operations. The pro forma statements of operations do not include non-recurring items representing the costs of the transaction and the estimated loss on the transaction. Such amounts are reflected in the pro forma balance sheet in the stockholders' equity line.

In the opinion of Management, the accompanying pro forma condensed consolidated financial information includes all material adjustments necessary to reflect, on a pro forma basis, the impact of the transaction on the historical financial information of the Company. The adjustments are described in the notes to the unaudited pro forma condensed consolidated financial statements and are set forth in the "Pro Forma Adjustments" column. The condensed consolidated pro forma statements of operations presented do not include non-recurring items directly related to the transaction. The table presented in the footnotes summarizes the effect of such items upon the closing of the transaction. The condensed consolidated pro forma statements of operations for the three months ended September 30, 2004 and for the years ended June 30, 2004 and 2003 do not include the loss on the transaction.

The unaudited pro forma condensed consolidated financial information have been presented for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or the periods presented.

                     clickNsettle.com, Inc. and Subsidiaries
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               September 30, 2004
                                   (unaudited)

                                                                                    Pro Forma Adjustments
                                                                                    ---------------------
                                                                      As         Effects of the                     Pro
                                                                   Reported      Transaction (1)   Other (2)      Forma (3)
                                                                  ----------------------------------------------------------
                          ASSETS

CURRENT ASSETS
  Cash and cash equivalents and certificates of deposit           $  1,166,818        (869,108)       (99,497)   $   198,213
  Accounts receivable, net                                             275,406        (275,406)                           --
  Prepaid expenses and other current assets, net                        45,350         (23,350)                       22,000
                                                                  ----------------------------------------------------------

     Total current assets                                            1,487,574      (1,167,864)       (99,497)       220,213

FURNITURE AND EQUIPMENT, net                                                --                                            --

OTHER ASSETS                                                            49,726         (49,726)                           --
                                                                  ----------------------------------------------------------

                                                                  $  1,537,300    $ (1,217,590)   $   (99,497)   $   220,213
                                                                  ==========================================================


           LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                                $    197,495    $   (178,591)   $   (18,904)   $        --
  Accrued expenses and other liabilities                               286,123        (264,873)       (80,593)
                                                                                                       59,343             --
  Accrued payroll and employee benefits                                 88,523         (88,523)                           --
  Deferred revenues                                                    233,478        (233,478)                           --
                                                                  ----------------------------------------------------------

     Total current liabilities                                         805,619        (765,465)       (40,154)            --

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
  Common stock - $.001 par value; 25,000,000 shares authorized;
    8,701,554 shares issued and outstanding                              8,702                                         8,702
  Additional paid-in capital                                        10,104,325                                    10,104,325
  Accumulated deficit                                               (9,297,428)       (452,125)       (59,343)    (9,808,896)
  Less common stock in treasury at cost,  252,498 shares               (83,918)                                      (83,918)
                                                                  ----------------------------------------------------------

     Total stockholders' equity                                        731,681        (452,125)       (59,343)       220,213
                                                                  ----------------------------------------------------------

                                                                  $  1,537,300    $ (1,217,590)   $   (99,497)   $   220,213
                                                                  ==========================================================

See accompanying Notes to Pro Forma Condensed Financial Information.

                     clickNsettle.com, Inc. and Subsidiaries
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (unaudited)

(1) The pro forma balance sheet reflects the financial position of the Company after giving effect to the sale of principally all the Company's assets and liabilities and assumes that such transaction was consummated as of September 30, 2004. As such, the Company would recognize a financial reporting loss equal to the excess of assets sold (excluding assets remaining with the Company) over the recorded liabilities assumed by the Buyer and other adjustments as follows:

        Book value of liabilities assumed                         $   765,465
        Consideration by Buyer in providing future mgt services        17,000
        Book value of assets sold                                  (1,234,590)
                                                                  -----------
        Book loss on the transaction                              $  (452,125)
                                                                  ===========

      Such loss is reflected in stockholders' equity in the column "Effects of the Transaction" on the accompanying pro forma balance sheet.

      The cash that is to remain in the Company after the Transaction is to increase to the extent of 60% of the excess of the Remaining Net Capital before Commitments over $380,462 as of the closing date. The Remaining Net Capital Before Commitments is calculated as the fair market value of the assets purchased less the following: (a) recorded liabilities assumed; (b) commitment for unused advertising in the amount of $75,854 and (c) $170,497 (that is, $200,000 in cash to remain with the Company less payments of $29,503 already made through September 30, 2004 for certain of the transaction costs. As of September 30, 2004, the Remaining Net Capital Before Commitments would have been $592,484. Therefore, $212,022 represents the amount in excess of $380,462; 60% of which, or $127,213 is additional cash to remain in the Company. Therefore, total remaining cash in the Company would be $297,710 before unpaid transaction costs and taxes of $99,497 (see 2 below).

(2) The Company estimates that $129,000 will be incurred for expenses related to the transaction (which will include the costs of legal, accounting, tax advice, the fairness opinion and the printing and mailing of proxy statements) and for taxes as follows:

        Estimated legal, accounting and tax advice                $ 70,000
        Cost of fairness opinion                                    42,500
        Estimated cost of printing and mailing                       6,000
                                                                  --------
          Subtotal                                                $118,500
        Estimated taxes on transaction                              10,500
                                                                  --------
        Total net non-recurring expenses                          $129,000

      Of such total, $69,657 has already been recorded in the historical September 30, 2004 financial statements. Therefore, an additional $59,343 of accrued expenses are recorded on the accompanying pro forma balance sheet. Such amount is reflected in stockholders' equity in the column "Other" on the accompanying pro forma balance sheet. Also, as of September 30, 2004, $29,503 of the total estimated transaction costs and taxes have already been paid, leaving an outstanding balance due of $99,497 as of September 30, 2004.

(3) The pro forma balance sheet after the transaction reflects the payment of the remaining balance of $99,497 of non-recurring expenses and taxes relating to the transaction. After the transaction, the pro forma balance sheet contains only cash and a prepaid balance for insurance, management services to be provided by the Buyer and taxes relating to the transaction.

                     clickNsettle.com, Inc. and Subsidiaries
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  For the three months ended September 30, 2004
                                   (unaudited)

                                                                            Pro Forma Adjustments
                                                                            ---------------------
                                                              As       Effects of the                     Pro
                                                           Reported    Transaction (1)   Other (2)       Forma
                                                          -------------------------------------------------------

Net revenues                                              $   770,394    $  (770,394)                 $        --
                                                          -------------------------------------------------------

Operating costs and expenses
  Cost of services                                            166,736       (166,736)                          --
  Sales and marketing expenses                                253,597       (253,597)                          --
  General and administrative expenses                         508,964       (508,964)        40,000        40,000
  Loss on impairment of furniture and equipment                 1,066         (1,066)                          --
  Reorganization costs                                         69,657        (69,657)                          --
                                                          -------------------------------------------------------

                                                            1,000,020     (1,000,020)        40,000        40,000
                                                          -------------------------------------------------------

           Loss from operations                              (229,626)       229,626        (40,000)      (40,000)

Other income
   Investment income                                           48,636        (48,636)                          --
   Other income                                                   513           (513)                          --
                                                          -------------------------------------------------------

                                                               49,149        (49,149)            --            --
                                                          -------------------------------------------------------

            Loss before income taxes                         (180,477)       180,477        (40,000)      (40,000)

Income taxes                                                       --             --             --            --
                                                          -------------------------------------------------------

              NET LOSS                                    $  (180,477)       180,477        (40,000)  $   (40,000)
                                                          =======================================================

Net loss per common share - basic and diluted             $     (0.02)          0.02                  $     (0.00)
                                                          =======================================================

Weighted-average shares outstanding - basic and diluted     8,449,056      8,449,056                    8,449,056
                                                          =======================================================

See accompanying Notes to Pro Forma Condensed Financial Information.

                     clickNsettle.com, Inc. and Subsidiaries
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        For the Year ended June 30, 2004
                                   (unaudited)

                                                                            Pro Forma Adjustments
                                                                            ---------------------
                                                              As       Effects of the                     Pro
                                                           Reported    Transaction (1)   Other (2)       Forma
                                                          -------------------------------------------------------
Net revenues                                              $ 3,759,372    $(3,759,372)                 $        --
                                                          -------------------------------------------------------

Operating costs and expenses
  Cost of services                                            860,325       (860,325)                          --
  Sales and marketing expenses                              1,278,207     (1,278,207)                          --
  General and administrative expenses                       2,314,803     (2,314,803)       160,000       160,000
  Loss on impairment of furniture and equipment                85,721        (85,721)                          --
                                                          -------------------------------------------------------

                                                            4,539,056     (4,539,056)       160,000       160,000
                                                          -------------------------------------------------------

           Loss from operations                              (779,684)       779,684       (160,000)     (160,000)

Other income
   Investment income                                           54,298        (54,298)                          --
   Other income                                                 2,682         (2,682)                          --
                                                          -------------------------------------------------------

                                                               56,980        (56,980)            --            --
                                                          -------------------------------------------------------

            Loss before income taxes                         (722,704)       722,704       (160,000)     (160,000)

Income taxes                                                       --             --             --            --
                                                          -------------------------------------------------------

              NET LOSS                                    $  (722,704)       722,704       (160,000)  $  (160,000)
                                                          =======================================================

Net loss per common share - basic and diluted             $     (0.09)          0.09                  $     (0.02)
                                                          =======================================================

Weighted-average shares outstanding - basic and diluted     8,449,056      8,449,056                    8,449,056
                                                          =======================================================

See accompanying Notes to Pro Forma Condensed Financial Information.

                     clickNsettle.com, Inc. and Subsidiaries
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        For the Year ended June 30, 2003
                                   (unaudited)

                                                                            Pro Forma Adjustments
                                                                            ---------------------
                                                              As       Effects of the                     Pro
                                                           Reported    Transaction (1)   Other (2)       Forma
                                                          -------------------------------------------------------
Net revenues                                              $ 4,078,119    $(4,078,119)                 $        --
                                                          -------------------------------------------------------

Operating costs and expenses
  Cost of services                                          1,006,562     (1,006,562)                          --
  Sales and marketing expenses                              1,137,489     (1,137,489)       160,000       160,000
  General and administrative expenses                       2,437,805     (2,437,805)                          --
                                                          -------------------------------------------------------

                                                            4,581,856     (4,581,856)       160,000       160,000
                                                          -------------------------------------------------------

           Loss from operations                              (503,737)       503,737       (160,000)     (160,000)

Other income
   Investment income                                           13,448        (13,448)                          --
   Other income                                                10,778        (10,778)                          --
                                                          -------------------------------------------------------

                                                               24,226        (24,226)            --            --
                                                          -------------------------------------------------------

            Loss before income taxes                         (479,511)       479,511       (160,000)     (160,000)

Income taxes                                                       --             --             --            --
                                                          -------------------------------------------------------

              NET LOSS                                    $  (479,511)       479,511       (160,000)  $  (160,000)
                                                          =======================================================

Net loss per common share - basic and diluted             $     (0.06)          0.06                  $     (0.02)
                                                          =======================================================

Weighted-average shares outstanding - basic and diluted     8,449,056      8,449,056                    8,449,056
                                                          =======================================================

See accompanying Notes to Pro Forma Condensed Financial Information.

                     clickNsettle.com, Inc. and Subsidiaries
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATION
                                   (unaudited)

(1) The effect of the transaction would be to sell all the existing operations of the Company.

(2) Estimated ongoing costs for continued reporting obligations of the Company after the transaction:

      Estimated legal, accounting, tax and printing expenses for SEC filings   $ 72,000
      Estimated cost of insurance                                                60,000
      Estimated management fee expense                                           17,000
      Estimated directors fees and transfer agent fees                           11,000
                                                                               --------
      Total recurring operating expenses for full year                         $160,000
                                                                               --------
      Total recurring operating expenses for three months                      $ 40,000

      Although an operating loss would normally result in the Company booking a tax benefit, at this point in time, the Company cannot predict if, in fact, it will ever be able to actually apply those benefits to future earnings. Due to this uncertainty, the Company has not recorded a tax benefit for projected losses as part of this pro forma.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                           clickNsettle.com, Inc.


                           By: /s/ Roy Israel

                           Name:  Roy Israel
                           Title: Chief Executive Officer and President


                           By: /s/ Patricia Giuliani-Rheaume

                           Name:  Patricia Giuliani-Rheaume
                           Title: Chief Financial Officer and Vice President

Date: January 19, 2005